UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 1, 2012

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

000-23777

(Commission

File Number)

PA	23-2939222
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices) (Zip Code)

(570) 346 - 7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2012, Richard E. Grimm, Executive Vice President and Treasurer of Penseco Financial Services Corporation (the “Company”), and the Head of the Credit Division of its subsidiary, Penn Security Bank and Trust Company (the “Bank”) informed the Company and the Bank that he will retire effective at the close of business on Friday, June 1, 2012. In his capacity as Executive Vice President, Treasurer and Head of Credit Division, Mr. Grimm has functioned as the principal operating officer of the Company and the Bank. Mr. Grimm has been an employee of the Bank since 1979 and following his retirement he will continue to serve as a director of both the Company and the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Craig W. Best

Name:	Craig W. Best
Title:	President and CEO

Date: March 7, 2012